UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 30, 2010 (Date of earliest event reported)
Eastern Light Capital, Incorporated (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12941 (Commission File Number)	94-3240473 (IRS Employer Identification Number)

100 Pine Street Suite 560, San Francisco, CA (Address of principal executive offices)		94111 (Zip Code)
415-693-9500 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 30, 2010, Eastern Light Capital, Incorporated received NYSE Amex notice of Non-Compliance with Section 134 and Section 1101 of the Company Guide for failure to file Form 10-Q for the period ended September 30, 2010 with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Eastern Light Capital, Incorporated dated November 30, 2010

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 30, 2010	EASTERN LIGHT CAPITAL, INCORPORATED By: /s/ Richard J. Wrensen Richard J. Wrensen Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Eastern Light Capital, Incorporated dated November 30, 2010